UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2010

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

As reported on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission, on January 29, 2010, The Carphone Warehouse Group PLC (“CPW”) announced its proposal to demerge and separate CPW into two new holding companies to be listed on the London Stock Exchange: TalkTalk Telecom Group PLC, which will be the holding company for the fixed line voice and broadband telecommunications business, and New Carphone Warehouse PLC (“New Carphone Warehouse”), which includes CPW’s 50% ownership interest in Best Buy Europe Distributions Limited (“Best Buy Europe”). Best Buy Europe was formed on June 30, 2008, as a venture, which is 50% owned by Best Buy Co., Inc. (“Best Buy” or the “registrant”) and 50% owned by CPW.  Best Buy Europe will form the majority of the New Carphone Warehouse listed company.

A condition to affecting the demerger and associated transactions was the approval of CPW’s shareholders at a general meeting.  The general meeting was held on February 24, 2010, and, at that time, CPW shareholders approved the demerger and associated transactions.  If all other conditions are satisfied, including receiving approval by the High Court of Justice in England and Wales necessary to finalize certain reductions in capital of CPW required to effect the demerger, the transactions are expected to be consummated on March 26, 2010, with secondary listing trading of New Carphone Warehouse shares on the London Stock Exchange to commence on March 29, 2010.  In addition, the shareholder agreement between CPW and the registrant governing the Best Buy Europe venture, previously filed by the registrant on a Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on July 3, 2008, is to be assigned, subject to certain additional conditions being met, from CPW to New Carphone Warehouse upon approval of the reductions in capital of CPW referred to above.  The registrant and CPW have also agreed to conforming amendments to the shareholder agreement and related agreements between the parties in order to enable the demerger and associated transactions.  Upon all of the conforming amendments becoming effective, the registrant plans to file the amendments in a Current Report on Form 8-K.

Some of the matters discussed in this Current Report on Form 8-K forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and its management.  The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant’s filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: February 26, 2010	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief
Accounting Officer